                                                                EXHIBIT 23.1


The Board of Directors
Apache Medical Systems:

We consent to the use of our reports incorporated herein by reference.

                                                /s/ KPMG PEAT MARWICK LLP

                                                KPMG PEAT MARWICK LLP

Washington, D.C.
March 20, 1997

                                                                    EXHIBIT 23.1


The Board of Directors
Apache Medical Systems:

We consent to the use of our reports incorporated herein by reference and to the reference to our firm under the heading "Experts" in the prospectus.


                                        /s/ KPMG PEAT MARWICK LLP
                                            KPMG PEAT MARWICK LLP

Washington, D.C.
March 20, 1997